(JEFFERSON FUNDS LOGO)

                                 ANNUAL REPORT
                                OCTOBER 31, 1999

                                                               December 22, 1999

Dear Fellow Investors,

Enclosed is the annual report for the period ended October 31, 1999. Since our last letter to shareholders, on April 28, the market has continued to narrow. Market leadership is confined to a short list of select large capitalization stocks most of which are in the technology sector. The broader list of small and medium sized companies has not participated in the appreciation enjoyed by their larger company counterparts. This disparity has created a condition where many companies are selling at a substantial valuation discount to the market leaders.

In the past, portfolio managers may have seen these discounts as an opportunity to reallocate resources into good companies with compelling valuation characteristics; that is no longer the case. The market psychology has changed to one that is largely oriented toward price momentum. Stocks that are not moving up, or worse yet, those that are moving down in price are increasingly viewed as an opportunity cost which hurt portfolio performance. In the end, these stocks are sold to become the source of funds, which flow to that narrow group of stocks that are going higher in price.

To the extent that this market psychology seems persistent, we have adjusted the portfolio of the Growth and Income Fund. We continue to focus on the stocks of small and medium sized companies which show compelling valuation characteristics, but we are now attempting to focus on those value stocks that have also been displaying improving price momentum patterns. We are also working to stay fully invested in order to maximize shareholder returns.

In the financial sector, Real Estate Investment Trusts (REIT's), in particular have declined as a result of momentum focused investing. REIT's are an emerging asset class that continues to gain popularity with institutional investors as a liquid alternative to direct real estate ownership. Historically, equity REIT's have provided very competitive long-term rates of return with attractive dividend yields and a low correlation to both stocks and bonds. REIT's have enjoyed recent media attention as a result of the legendary value investor Warren Buffet announcing for the second time this year that he has personally made a number of investments in the sector.

The Jefferson REIT Fund, introduced last February, is designed to provide shareholders with the option of investing in a diversified portfolio of real estate holdings through the Fund's ownership of publicly traded equity REIT's. The Jefferson REIT fund allows investors to participate in a high quality portfolio of real estate that is diversified by geographic region and property type.

The REIT asset class has never been cheaper on an absolute or relative valuation basis. The fundamental supply outlook for real estate in most markets and property types is very positive. Low levels of new construction and high occupancy rates have helped to reinforce the limited supply outlook in most locations. And, robust domestic economic conditions have led to increased demand for space and higher rents in most markets. These positive supply and demand factors generally lead to higher real estate valuations and higher REIT prices. This has not been the case of late, but the positive fundamentals and low valuations look very compelling and the market will eventually recognize these factors.

In prior shareholder letters we concluded that a defensive portfolio posture was more appropriate given the market environment. That posture proved timely as a broad based decline in the value of small and medium sized companies occurred during most of 1998 and early 1999. We took advantage of this weakness in the market to expand the fund's holdings in common stocks and convertible bonds on a highly selective basis and have since used the general market strength to reposition the portfolio into stronger sectors.

The Jefferson Regional Bank Fund, which we announced (in conjunction with Howe Barnes) as a new fund earlier this year, was never formally offered to the public on a broad scale. We subsequently decided not to pursue this opportunity. As a result, our agreement with Marshall Capital Management, as Advisor to the Regional Bank Fund, has been terminated, the obligation of the Howe Barnes Investments, Inc. (the parent company of Marshall Capital) to reimburse the Funds to the extent that expenses exceed the Funds' stated expense ratios ceased, and John Hawke, President of Howe Barnes, resigned from the Board of Trustees of the Jefferson Fund Group Trust. The decision to close the Regional Bank Fund should not effect shareholders of either the REIT Fund or Growth and Income Fund. The expense ratio reimbursement obligation has been assumed by Uniplan, Inc.

In the last six months, The Jefferson Growth and Income Fund paid two regular quarterly dividends of $.06 and $.06 on Class A shares and $.04 and $.03 on Class B shares. The Jefferson REIT fund paid two regular quarterly dividends of $.04 and $.11 on Class A shares and $.04 and $.10 on Class B shares during the period.

As always, we continue to appreciate the support of our investors and look forward to a prosperous new millennium.

Sincerely,

/s/ Richard P. Imperiale

Richard P. Imperiale
Chairman

GROWTH FUND

                            Class A -                Class B -    Russell
     Date       Class A      No-Load     Class B      No-Load       2000
     9/1/95      $9,450     $10,000      $10,000      $10,000     $10,000
   10/31/95      $9,488     $10,040      $10,030      $10,030      $9,723
   10/31/96     $10,588     $11,205      $11,092      $11,092     $11,337
   10/31/97     $12,236     $12,948      $12,721      $12,721     $14,662
   10/31/98     $11,378     $12,040      $11,749      $11,749     $12,926
   10/31/99     $12,616     $13,350      $12,634      $12,934     $16,093

This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 9/1/95 (inception). Class B shares assume the deduction of the maximum Contingent Deferred Sales Charge (CDSC) that would be applicable for a complete redemption that received the price that was last calculated on October 31, 1999. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the fiscal period ended October 31, 1999 the Growth and Income Fund has chosen to use the Russell 2000 Index as its comparison benchmark.

                       FOR PERIODS ENDED OCTOBER 31, 1999
                                                                SINCE INCEPTION
AVERAGE ANNUAL RATE OF RETURN %                       ONE YEAR      9/1/95
Jefferson Growth & Income Fund - Class A No-Load       10.88%        7.17%
Jefferson Growth & Income Fund - Class A*<F1>           4.73         5.74
Jefferson Growth & Income Fund - Class B No-Load       10.09         6.37
Jefferson Growth & Income Fund - Class B                5.09**<F2>   5.77***<F3>
Russell 2000 Index****<F4>                             24.50        12.10

   *<F1>   Reflects maximum front-end sales charge of 5.50%.
  **<F2> Reflects maximum Contingent Deferred Sales Charge (CDSC) of 5.00% effective on redemptions within one year.
 ***<F3> Reflects maximum Contingent Deferred Sales Charge (CDSC) of 3.00% effective on redemptions after three years.
****<F4> The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of small and medium size public companies.

REGIONAL BANK FUND

     Date       Class A      Class A - No-Load    S&P Banks Index
    3/1/99       $9,450          $10,000              $10,000
    3/31/99      $9,469          $10,020              $10,014
    4/30/99      $9,478          $10,030              $10,824
    5/31/99      $9,469          $10,020               $9,942
    6/30/99      $9,459          $10,010              $10,682
    7/31/99      $9,469          $10,020               $9,799
    8/31/99      $9,545          $10,100               $9,350
    9/30/99      $9,598          $10,157               $8,758
   10/31/99      $9,674          $10,238              $10,183

This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 3/1/99 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the fiscal period ended October 31, 1999 the Regional Bank Fund has chosen to use the S&P Banks Index as its comparison benchmark.

                       FOR PERIODS ENDED OCTOBER 31, 1999
RATE OF RETURN %                                       SINCE INCEPTION 3/1/99
Jefferson Regional Bank Fund - Class A No-Load                   2.38%
Jefferson Regional Bank Fund - Class A*<F5>                     (3.26)
S&P Banks Index**<F6>                                           (1.83)

 *<F5>   Reflects maximum front-end sales charge of 5.50%.
**<F6> The Standard & Poor's Bank Composite is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that are involved in the business of banking.

REIT FUND

                         Class A -                Class B -        NAREIT
     Date     Class A     No-Load      Class B    No - Load     Equity Index
     3/1/99   $9,450      $10,000                                 $10,000
    3/31/99   $9,158       $9,691                                 $10,000
    4/30/99   $9,855      $10,428      $10,000     $10,000        $10,949
    5/31/99  $10,055      $10,640      $10,203     $10,203        $11,190
    6/30/99   $9,953      $10,533      $10,092     $10,092        $11,009
    7/31/99   $9,637      $10,198       $9,781      $9,781        $10,659
    8/31/99   $9,532      $10,087       $9,674      $9,674        $10,523
    9/30/99   $9,152       $9,684       $9,292      $9,292        $10,123
   10/31/99   $8,947       $9,468       $8,132      $9,086         $9,874

This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 3/1/99 (inception). Class B shares assume the deduction of the maximum Contingent Deferred Sales Charge (CDSC) that would be applicable for a complete redemption that received the price that was last calculated on October 31, 1999. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the fiscal period ended October 31, 1999 the REIT Fund has chosen to use the NAREIT Equity Index as its comparison benchmark.

                       FOR PERIODS ENDED OCTOBER 31, 1999
RATE OF RETURN %                                       SINCE INCEPTION 3/1/99
Jefferson REIT Fund - Class A No-Load                          (5.32)%
Jefferson REIT Fund - Class A*<F7>                            (10.51)
Jefferson REIT Fund - Class B No-Load****<F10>                 (9.14)
Jefferson REIT Fund - Class B****<F10>                        (13.68)**<F8>
NAREIT Equity Index***<F9>                                     (1.26)

     *<F7>  Reflects maximum front-end sales charge of 5.50%.
    **<F8> Reflects maximum Contingent Deferred Sales Charge (CDSC) of 5.00% effective on redemptions within one year.
   ***<F9> The National Association of Real Estate Investment Trusts (NAREIT) Total Return Equity REIT Index is a total return performance index of all equity REITs tracked by NAREIT.
 ****<F10>  First subscription was April 1, 1999.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999

                                                                                         GROWTH           REGIONAL         REIT
                                                                                          FUND           BANK FUND         FUND
                                                                                         ------          ---------        ------
ASSETS:
   Investments, at current value                                                       $7,547,675        $   50,848    $1,141,619
     (Cost of $7,278,969, $50,848, and $1,267,477 respectively)
   Cash                                                                                   282,961                --         6,158
   Receivable for investments sold                                                        715,148                --            --
   Receivable for fund shares sold                                                             --                --        16,917
   Dividends receivable                                                                     9,480                --         2,105
   Interest receivable                                                                     29,405                13           571
   Receivable from investment adviser                                                     101,693             7,986         7,810
   Organization costs, net of accumulated amortization                                     23,754                --            --
   Other assets                                                                            10,983             2,667         3,704
                                                                                       ----------        ----------    ----------
        Total assets                                                                    8,721,099            61,514     1,178,884
                                                                                       ----------        ----------    ----------
LIABILITIES:
   Written options, at value (premiums received $4,100)                                       156                --            --
   Payable for investments purchased                                                    1,075,530                --            --
   Payable for fund shares redeemed                                                        53,089            10,023            --
   Payable to custodian                                                                        --            20,585            --
   Accrued expenses                                                                        50,031            22,522        24,818
   Other payables                                                                              47             3,620         3,620
                                                                                       ----------        ----------    ----------
        Total liabilities                                                               1,178,853            56,750        28,438
                                                                                       ----------        ----------    ----------
NET ASSETS                                                                             $7,542,246        $    4,764    $1,150,446
                                                                                       ----------        ----------    ----------
                                                                                       ----------        ----------    ----------
NET ASSETS CONSIST OF:
   Capital stock                                                                       $7,615,190        $    4,615    $1,268,919
   Undistributed net investment income                                                      6,843               149         7,595
   Accumulated net realized loss on investments
     and option contracts expired or closed                                              (352,437)               --          (210)
   Unrealized net appreciation (depreciation) of:
       Investments                                                                        268,706                        (125,858)
       Written options                                                                      3,944                --            --
                                                                                       ----------        ----------    ----------
        Total Net Assets                                                               $7,542,246        $    4,764    $1,150,446
                                                                                       ----------        ----------    ----------
                                                                                       ----------        ----------    ----------
CLASS A:
   Net assets                                                                          $6,336,343        $    4,764    $  816,809
   Shares outstanding (unlimited number authorized)                                       586,433               469        88,567
   Net asset value per share                                                           $    10.80        $    10.16    $     9.22
                                                                                       ----------        ----------    ----------
                                                                                       ----------        ----------    ----------
   Maximum offering price per share                                                    $    11.43        $    10.76    $     9.76
                                                                                       ----------        ----------    ----------
                                                                                       ----------        ----------    ----------
CLASS B:
   Net assets                                                                          $1,205,903        $       --    $  333,637
   Shares outstanding (unlimited number authorized)                                       112,266                --        36,069
   Net asset value per share                                                           $    10.74        $       --    $     9.25
                                                                                       ----------        ----------    ----------
                                                                                       ----------        ----------    ----------
   Redemption price per share,
     assuming maximum contingent deferred sales charge                                 $    10.20                --    $     8.79
                                                                                       ----------        ----------    ----------
                                                                                       ----------        ----------    ----------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS

                                                                                           REGIONAL BANK FUND         REIT FUND
                                                                        GROWTH FUND       MARCH 1, 19991<F11>    MARCH 1, 19991<F11>
                                                                     FISCAL YEAR ENDED          THROUGH                THROUGH
                                                                     OCTOBER 31, 1999       OCTOBER 31, 1999      OCTOBER 31, 1999
                                                                     -----------------     ------------------     -----------------
INVESTMENT INCOME:
   Dividend income (net of withholding tax of
     $898, $0, and $0, respectively)                                   $  120,931              $     --               $  25,299
   Interest income                                                        176,042                    61                   3,154
   Other income                                                               929                   352                      --
                                                                       ----------              --------               ---------
          Total investment income                                         297,902                   413                  28,453
                                                                       ----------              --------               ---------
EXPENSES:
   Investment advisory fee                                                 50,168                    51                   2,572
   Administration fees                                                     19,983                13,336                  13,336
   Shareholder servicing and
     accounting fees and expenses                                          47,680                23,473                  25,469
   Distribution fees -- Class A                                            17,664                    21                     744
   Distribution fees -- Class B                                            12,962                    --                   1,308
   Custody fees                                                             5,296                 2,233                   4,773
   Federal and state registration fees                                      3,174                 1,596                   2,034
   Professional fees                                                       29,141                16,311                  12,311
   Reports to shareholders                                                  9,550                 1,082                   1,228
   Amortization of organization costs                                      22,295                    --                      --
   Trustees' fees and expenses                                              1,182                 1,124                   1,078
   Other                                                                   11,862                   247                     671
                                                                       ----------              --------               ---------
       Total expenses before waiver and reimbursement                     230,957                59,474                  65,524
       Less: Waiver of expenses and reimbursement
         from Adviser                                                    (125,020)              (59,377)                (59,592)
                                                                       ----------              --------               ---------
          Net expenses                                                    105,937                    97                   5,932
                                                                       ----------              --------               ---------
NET INVESTMENT INCOME                                                     191,965                   316                  22,521
                                                                       ----------              --------               ---------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
       Investments                                                       (414,940)                   --                    (227)
       Option contracts expired or closed                                  48,854                    --                      --
   Net change in unrealized appreciation
     (depreciation) of investments                                      1,036,486                    --                (125,858)
                                                                       ----------              --------               ---------
          Net gain (loss) on investments                                  670,400                    --                (126,085)
                                                                       ----------              --------               ---------
NET CHANGE IN NET ASSETS
  RESULTING FROM OPERATIONS                                            $  862,365              $    316               $(103,564)
                                                                       ----------              --------               ---------
                                                                       ----------              --------               ---------

1<F11>  Inception date

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          REGIONAL BANK FUND        REIT FUND
                                                      GROWTH FUND        GROWTH FUND     MARCH 1, 19991<F12>   MARCH 1, 19991<F12>
                                                       YEAR ENDED        YEAR ENDED            THROUGH               THROUGH
                                                    OCTOBER 31, 1999  OCTOBER 31, 1998     OCTOBER 31, 1999      OCTOBER 31, 1999
                                                    ----------------  ----------------   -------------------   -------------------
OPERATIONS:
   Net investment income                               $  191,965        $  224,626            $    316             $   22,521
   Net realized gain (loss) on investments               (366,086)          318,750                  --                   (227)
   Net change in unrealized appreciation
     (depreciation) of investments                      1,036,486        (1,184,826)                 --               (125,858)
                                                       ----------        ----------            --------             ----------
       Net increase (decrease) in net
         assets resulting from operations                 862,365          (641,450)                316               (103,564)
                                                       ----------        ----------            --------             ----------
CAPITAL SHARE TRANSACTIONS:
   Shares sold                                            648,639         2,070,261              15,891              1,259,195
   Shares issued to holders in
     reinvestment of dividends                            529,665           734,451                  70                 11,350
   Shares redeemed                                     (2,284,817)       (1,238,240)            (11,346)                   (68)
                                                       ----------        ----------            --------             ----------
       Net increase (decrease) in net
         assets resulting from capital
         share transactions                            (1,106,513)        1,566,472               4,615              1,270,477
                                                       ----------        ----------            --------             ----------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
   From net investment income                            (174,218)         (195,094)               (167)               (12,177)
   From net realized gains                               (284,551)         (432,547)                 --                     --
                                                       ----------        ----------            --------             ----------
       Total distributions to
         Class A shareholders                            (458,769)         (627,641)               (167)               (12,177)
                                                       ----------        ----------            --------             ----------
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
   From net investment income                             (22,394)          (31,024)                 --                 (4,290)
   From net realized gains                                (56,711)          (87,334)                 --                     --
                                                       ----------        ----------            --------             ----------
       Total distributions to
         Class B shareholders                             (79,105)         (118,358)                 --                 (4,290)
                                                       ----------        ----------            --------             ----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                          (782,022)          179,023               4,764              1,150,446
NET ASSETS:
   Beginning of year                                    8,324,268         8,145,245                  --                     --
                                                       ----------        ----------            --------             ----------
   End of year (including undistributed
     net investment income (loss) of
     $6,843, $5,716, $149, and
     $7,595, respectively)                             $7,542,246        $8,324,268            $  4,764             $1,150,446
                                                       ----------        ----------            --------             ----------
                                                       ----------        ----------            --------             ----------

1<F12>  Inception date

                     See notes to the financial statements.

GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                                                            SEPTEMBER 1, 19951<F13>
                                   YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED           THROUGH
                                OCTOBER 31, 1999    OCTOBER 31, 1998    OCTOBER 31, 1997    OCTOBER 31, 1996    OCTOBER 31, 1995
                                ----------------    ----------------    ----------------    ----------------    ----------------
                               CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                               -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
PER SHARE DATA:
  Net asset value,
    beginning of period         $10.40    $10.34    $12.26    $12.20    $10.91    $10.87    $10.04    $10.03    $10.00    $10.00
  Income from investment
    operations:
  Net investment income           0.25      0.19      0.32      0.23      0.29      0.20      0.27      0.21      0.04      0.03
  Net realized and unrealized
    gain (loss) on securities     0.86      0.83     (1.09)    (1.07)     1.40      1.39      0.87      0.83       --        --
                                ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     Total from investment
       operations                 1.11      1.02     (0.77)    (0.84)     1.69      1.59      1.14      1.04      0.04      0.03
  Less distributions:
  Dividends from net
    investment income            (0.27)    (0.18)    (0.32)    (0.25)    (0.29)    (0.21)    (0.27)    (0.20)       --        --
  Distributions from net
    realized gains               (0.44)    (0.44)    (0.77)    (0.77)    (0.05)    (0.05)       --        --        --        --
                                ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     Total distributions         (0.71)    (0.62)    (1.09)    (1.02)    (0.34)    (0.26)    (0.27)    (0.20)       --        --
                                ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
  Net asset value,
    end of period               $10.80    $10.74    $10.40    $10.34    $12.26    $12.20    $10.91    $10.87    $10.04    $10.03
                                ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
                                ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
TOTAL RETURN2<F14>              10.88%    10.09%    (7.01%)   (7.64%)   15.56%    14.68%    11.50%    10.49%     0.40%3    0.30%3
                                                                                                                  <F15>     <F15>
SUPPLEMENTAL
  DATA AND RATIOS:
  Net assets, in thousands,
    end of period               $6,336    $1,206    $6,838    $1,486    $6,815    $1,330    $4,688      $412    $1,279      $133
  Ratio of net expenses to
    average net assets:
     Before expense
       reimbursement             2.65%     3.40%     2.75%     3.37%     2.96%     3.71%     5.95%     6.70%    17.35%4   18.10%4
                                                                                                                  <F16>     <F16>
     After expense
       reimbursement             1.15%     1.90%     1.15%     1.78%     1.15%     1.90%     1.15%     1.90%     1.15%4    1.90%4
                                                                                                                  <F16>     <F16>
  Ratio of net investment income
    to average net assets:
     Before expense
       reimbursement             0.91%     0.18%     1.11%    50.00%     1.01%    26.00%    (1.77%)   (2.52%)  (14.95%)4 (15.70%)4
                                                                                                                   <F16>     <F16>
     After expense
       reimbursement             2.41%     1.68%     2.71%     2.09%     2.82%     2.07%     3.03%     2.28%     1.25%4    0.50%4
                                                                                                                  <F16>     <F16>
  Portfolio turnover rate5<F17> 94.73%    94.73%   136.94%   136.94%    98.37%    98.37%   131.98%   131.98%       --        --

1<F13>  Commencement of operations.
2<F14> The total return calculation does not reflect the 5.5% front end sales charge for Class A or the 5% CDSC on Class B.
3<F15>  Not annualized.
4<F16>  Annualized.
5<F17> During the period ended October 31, 1995, there were no sales of long-term securities. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

                     See notes to the financial statements.

REGIONAL BANK FUND
FINANCIAL HIGHLIGHTS

                                                           MARCH 1, 19991<F18>
                                                                 THROUGH
                                                             OCTOBER 31, 1999
                                                           -------------------
                                                                 CLASS A
                                                                 -------
PER SHARE DATA:
   Net asset value, beginning of period                            $10.00
   Income from investment operations:
   Net investment income                                             0.38
   Net realized and unrealized gain (loss) on securities             (.15)
                                                                   ------
         Total from investment operations                            0.23
   Less distributions:
   Dividends from net investment income                             (0.07)
   Distributions from net realized gains                               --
                                                                   ------
         Total distributions                                        (0.07)
                                                                   ------
   Net asset value, end of period                                  $10.16
                                                                   ------
                                                                   ------
TOTAL RETURN2<F19>,3<F20>                                           2.38%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                         $    5
   Ratio of net expenses to average net assets:
       Before expense reimbursement                               701.10%4<F21>
       After expense reimbursement                                  1.15%4<F21>
   Ratio of net investment income to average net assets:
       Before expense reimbursement                              (696.22%)4<F21>
       After expense reimbursement                                  3.73%4<F21>
   Portfolio turnover rate5<F22>                                       --

1<F18>  Commencement of operations.
2<F19> The total return calculation does not reflect the 5.5% front end sales charge for Class A or the 5% CDSC on Class B.
3<F20>  Not annualized.
4<F21>  Annualized.
5<F22> During the period ended October 31, 1999, there were no purchases or sales of long-term securities.

                     See notes to the financial statements.

REIT FUND
FINANCIAL HIGHLIGHTS

                                                        MARCH 1, 19991<F23>
                                                              THROUGH
                                                          OCTOBER 31, 1999
                                                     -------------------------
                                                      CLASS A     CLASS B5<F27>
                                                      -------     -------------
PER SHARE DATA:
   Net asset value, beginning of period               $10.00        $10.32
   Income from investment operations:
   Net investment income                                0.30          0.19
   Net realized and unrealized gain
     (loss) on securities                              (0.82)        (1.13)
                                                      ------        ------
       Total from investment operations                (0.52)        (0.94)
   Less distributions:
   Dividends from net investment income                (0.26)        (0.13)
   Distributions from net realized gains                  --            --
                                                      ------        ------
       Total distributions                             (0.26)        (0.13)
                                                      ------        ------
   Net asset value, end of period                     $ 9.22        $ 9.25
                                                      ------        ------
                                                      ------        ------

TOTAL RETURN2<F24>,3<F25>                             (5.32%)       (9.14%)

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period            $  817        $  334
   Ratio of net expenses to average net assets:
      Before expense reimbursement                    12.71%4<F26>  20.90%
      After expense reimbursement                      1.15%4<F26>   1.90%
   Ratio of net investment income
     to average net assets:
      Before expense reimbursement                    (6.20%)4<F26>(14.09%)
      After expense reimbursement                      5.36%4<F26>   4.91%
   Portfolio turnover rate                             1.36%3<F25>   1.36%3<F25>

1<F23>  Commencement of operations.
2<F24> The total return calculation does not reflect the 5.5% front end sales charge for Class A or the 5% CDSC on Class B.
3<F25>  Not annualized.
4<F26>  Annualized.
5<F27>  Class B did not have shareholders until April 1, 1999.

                     See notes to the financial statements.

GROWTH FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

  NUMBER
 OF SHARES                                                            VALUE
 ---------                                                            -----
COMMON STOCKS -- 75.9%***<F30>

             Apparel -- 3.8%***<F30>
    15,000   Luxottica Group S.P.A.                                $  287,812
                                                                   ----------

             Capital Goods -- 4.2%***<F30>
     4,000   Dover Co.                                                170,250
     4,000   Molex, Inc.                                              146,000
                                                                   ----------
                                                                      316,250
                                                                   ----------

             Chemicals -- 2.2%***<F30>
    13,000   IMC Global, Inc.                                         165,750
                                                                   ----------

             Communications & Media -- 1.8%***<F30>
     4,000   Infinity Broadcasting*<F28>                              138,250
                                                                   ----------

             Computer Software -- 12.5%***<F30>
     6,000   BSquare Corporation*<F28>                                237,375
     8,000   Symantec Corporation*<F28>                               382,000
     2,500   Syntel, Inc.*<F28>                                        20,625
     6,000   Xircom, Inc.*<F28>                                       302,625
                                                                   ----------
                                                                      942,625
                                                                   ----------

             Energy -- 3.7%***<F30>
     4,000   El Paso Energy Corporation                               164,000
     2,000   Murphy Oil Corporation                                   112,125
                                                                   ----------
                                                                      276,125
                                                                   ----------

             Entertainment & Leisure -- 11.6%***<F30>
     5,500   Anchor Gaming*<F28>                                      335,500
    15,000   International Game Technology                            279,375
    26,000   Sunterra Corporation*<F28>                               260,000
                                                                   ----------
                                                                      874,875
                                                                   ----------

             Financial Services -- 10.0%***<F30>
     8,000   Associated Bank Corporation                              307,750
     7,500   MGIC Investment*<F28>                                    448,125
                                                                   ----------
                                                                      755,875
                                                                   ----------

             Food & Beverage -- 2.5%***<F30>
     6,000   Vornado Realty Trust                                     190,125
                                                                   ----------

             Health Care -- 1.7%***<F30>
    10,000   Bindley Western Inds.                                    125,625
                                                                   ----------

             Manufacturing -- 8.1%***<F30>
     9,000   Cordant Technologies, Inc.                               280,688
    22,000   Noble International LTD*<F28>                            332,750
                                                                   ----------
                                                                      613,438
                                                                   ----------

             Real Estate Investment Trusts -- 7.6%***<F30>
    10,000   Great Lakes REIT, Inc.                                   144,375
    10,000   Hospitality Properties Trust                             211,250
    28,500   Misson West Properties                                   219,094
                                                                   ----------
                                                                      574,719
                                                                   ----------

             Transportation -- 6.2%***<F30>
     4,000   FDX Corporation*<F28>                                    172,250
    10,000   Sea Containers LTD -- Class A*<F28>                      292,500
                                                                   ----------
                                                                      464,750
                                                                   ----------
             TOTAL COMMON STOCKS
               (COST $5,377,522)                                    5,726,219
                                                                   ----------

 PRINCIPAL
  AMOUNT
 ---------
             CORPORATE BONDS AND
               NOTES -- 13.5%***<F30>

             Finance Company -- 0.6%***<F30>
  $ 50,000   Salomon, Inc.
               7.50%, 09/29/2015                                       49,642
                                                                   ----------
             Food & Beverage -- 3.3%***<F30>
   250,000   General Foods
               6.00%, 06/15/2001                                      247,664
                                                                   ----------

             Industrial -- 9.6%***<F30>
   300,000   Masotech, Inc.**<F29>
               4.50%, 12/15/2003                                      234,000
   300,000   Quanex Corporation**<F29>
               6.88%, 06/30/2007                                      286,125
   300,000   Veterinary Centers of America**<F29>
               5.25%, 05/01/2006                                      203,250
                                                                   ----------
                                                                      723,375
                                                                   ----------
             TOTAL CORPORATE BONDS
               AND NOTES (COST $1,101,127)                          1,020,681
                                                                   ----------

U.S. GOVERNMENT AGENCY -- 0.2%***<F30>

             Federal National Mortgage
               Association (FNMA) -- 0.2%***<F30>
    15,647   Pass-Thru Certificates
               Pool #050737, 6.00%,
               05/01/2000                                              15,588
                                                                   ----------
             TOTAL U.S. GOVERNMENT
               AGENCY (COST $15,133)                                   15,588
                                                                   ----------

             SHORT-TERM
               INVESTMENTS -- 10.4%***<F30>

             Variable Rate Demand Notes -- 10.4%***<F30>
   156,315   General Mills, Inc.                                      156,315
   115,091   Pitney Bowes, Inc.                                       115,091
   155,401   Sara Lee Corporation                                     155,401
   119,344   Warner-Lambert Corporation                               119,344
   121,928   Wisconsin Corporation Central
               Credit Union                                           121,928
   117,107   Wisconsin Electric Power Co.                             117,108
                                                                   ----------
             TOTAL SHORT-TERM INVESTMENTS
               (COST $785,187)                                        785,187
                                                                   ----------
             TOTAL INVESTMENTS
               (COST $7,278,969)                                   $7,547,675
                                                                   ----------
                                                                   ----------
  CONTRACTS
 (100 SHARES
PER CONTRACT)
-------------
             WRITTEN OPTION CONTRACTS
        25   Associated Bank expiring
               December 1999 at 45                                 $      156
                                                                   ----------
             TOTAL OPTIONS WRITTEN
               (Premiums received $4,100)                          $      156
                                                                   ----------
                                                                   ----------

    *<F28>   Non-income producing security
   **<F29>   Convertible into common stock
  ***<F30>   Calculated as a percentage of net assets

                     See notes to the financial statements.

REGIONAL BANK FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

 PRINCIPAL
  AMOUNT                                                               VALUE
 ---------                                                             -----
             U.S. GOVERNMENT AGENCY -- 1,067.3%
  $ 51,000   U.S. Treasury Bill
               0.00%, 11/26/1999                                     $ 50,848
                                                                     --------
             TOTAL U.S. GOVERNMENT
               AGENCY (COST $50,848)                                   50,848
                                                                     --------
             TOTAL INVESTMENTS
               (COST $50,848)                                          50,848
                                                                     --------

    *<F31>   Calculated as a percentage of net assets

                     See notes to the financial statements.

REIT FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1999

  NUMBER
 OF SHARES                                                             VALUE
 ---------                                                             -----
             COMMON STOCKS -- 83.3%*<F32>
             Healthcare -- 3.6%*<F32>
     1,526   Healthcare Realty Trust                               $   29,375
     1,500   Meditrust Corporation                                     12,094
                                                                   ----------
                                                                       41,469
                                                                   ----------

             Industrial -- 10.3%*<F32>
     1,100   Alexandria Real Estate
               Equities, Inc.                                          31,625
       800   Centerpoint Properties Trust                              26,100
     2,100   Duke-Weeks Realty Corporation                             41,212
       800   First Industrial Realty Trust                             19,750
                                                                   ----------
                                                                      118,687
                                                                   ----------

             Office -- 21.1%*<F32>
     1,000   Boston Properties, Inc.                                   29,812
     1,800   Brandywine Realty Trust                                   30,263
     1,500   Carramerica Realty Corporation                            33,375
     1,600   Equity Office Properties                                  35,400
     2,100   Great Lakes REIT, Inc.                                    30,319
     1,000   Liberty Property Trust                                    23,375
     4,000   Mission West Properties                                   30,750
     1,310   PSB Business Parks, Inc.                                  29,639
                                                                   ----------
                                                                      242,933
                                                                   ----------

             Residential -- 18.2%*<F32>
       800   Apartment Investment &
               Management                                              30,100
     1,000   Avalonbay Communities, Inc.                               32,312
       800   Chateau Properties, Inc.                                  20,400
       600   Equity Residential
               Properties Trust                                        25,087
     1,200   Home Properties of NY, Inc.                               32,025
     1,400   New Plan Excel Realty Trust                               24,237
     1,000   Pacific Gulf Properties                                   20,250
       800   Sun Communities, Inc.                                     25,500
                                                                   ----------
                                                                      209,911
                                                                   ----------

             Retail -- 23.7%*<F32>
     1,700   Bradley Real Estate, Inc.                                 28,475
       600   Chelsea GCA Realty, Inc.                                  18,600
     1,000   General Growth Inds.                                      28,938
     1,300   JDN Realty Corporation                                    24,781
       800   Kimco Realty Corporation                                  27,300
     1,500   Simon Property Group, Inc.                                34,594
     1,000   Spieker Properties, Inc.                                  34,938
     1,400   Vornado Realty Trust                                      44,362
       800   Weingarten Realty Inv                                     30,600
                                                                   ----------
                                                                      272,588
                                                                   ----------

             Specialty -- 6.4%*<F32>
     1,000   Golf Trust of America, Inc.                               17,938
     1,500   Hospitality Properties Trust                              31,687
       500   Public Storage, Inc.                                      12,063
       500   Shurgard Storage Centers                                  11,813
                                                                   ----------
                                                                       73,501
                                                                   ----------
             TOTAL COMMON STOCKS
               (COST $1,084,947)                                      959,089
                                                                   ----------
 PRINCIPAL
  AMOUNT
 ---------
             SHORT-TERM INVESTMENTS -- 15.9%*<F32>
             Variable Rate Demand Notes -- 15.9%*<F32>
  $ 45,787   American Family                                           45,787
    29,683   Pitney Bowes, Inc.                                        29,683
    45,515   Warner-Lambert Corporation                                45,515
    29,715   Wisconsin Corporation Central
               Credit Union                                            29,715
    31,830   Wisconsin Electric Power Co.                              31,830
                                                                   ----------
             TOTAL SHORT-TERM INVESTMENTS
               (COST $182,530)                                        182,530
                                                                   ----------
             TOTAL INVESTMENTS
               (COST $1,267,477)                                    1,141,619
                                                                   ----------

  *<F32>  Calculated as a percentage of net assets

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 1999

1)   ORGANIZATION

The Jefferson Fund Group Trust (the "Trust") was organized as a business trust under the laws of Delaware on January 20, 1995 and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The series presently authorized are the Jefferson Growth and Income Fund (the "Growth Fund"), the Jefferson Regional Bank Fund (the "Regional Bank Fund"), and the Jefferson REIT Fund (the "REIT Fund"), collectively known as (the "Funds"). The Regional Bank Fund ceased operations and liquidated existing shareholders on November 1, 1999, and Marshall Capital Management, Inc. resigned as Adviser to the Regional Bank Fund.

Costs incurred by the Trust in connection with the organization, registration and initial public offering of shares aggregated $65,659, and are being amortized over the period of benefit, but not to exceed sixty months from the date the Trust commenced operations. The only series authorized at the commencement of operations was the Growth Fund. The Regional Bank Fund and the REIT Fund commenced operations on March 1, 1999, all organizational costs incurred by the Trust in connection with the organization, registration and initial public offering of these series were expensed as incurred.

The Trust is authorized to issue an unlimited number of shares without par value, of each series. The Trust has issued two classes of shares of the Funds:
Class A and Class B. The Class A shares are subject to a service organization fee of 0.25% pursuant to Rule 12b-1 and a front-end sales charge imposed at the time of purchase in accordance with the Fund's prospectus. The maximum front-end sales charge is 5.50% of the offering price of 5.82% of the net asset value. The Class B shares are subject to a service organization fee of 0.25% and distribution fees of 0.75% pursuant to Rule 12b-1. Certain of the Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption from the Fund within seven years from the time of the original purchase. Each class of shares has identical rights and privileges.

2)   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuations -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value.

Because the REIT Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers and tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held my be paid in full and distributions of capital returns may be made at any time.

b) Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intends to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the losses amounted to $359,714 for the Growth Fund and $210 for the REIT Fund, which will expire October 31, 2007.

Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,375, $1,570 and $1,542, for Growth, Regional Bank and REIT Fund, respectively. Undistributed accumulated realized losses on investments has decreased by $10,088 and $16 for the Growth and REIT Fund, respectively. Capital Stock has decreased by $15,463, $1,570 and $1,558, for the Growth, Regional Bank and REIT Fund, respectively.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of REIT adjustments in the Growth Fund and REIT Fund.

c) Income and Expenses -- The Funds are charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

d) Distributions to Shareholders -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

A portion of the dividend income recorded by the REIT Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the REIT Fund as a reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the REIT Fund based on estimates and information received by the REIT Fund from the REITs.

e) Written Option Accounting -- When a Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercised price if the option is exercised.

Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

f) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Other -- Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3)   CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

GROWTH FUND
                                                    CLASS A
                                  -------------------------------------------
                                      YEAR ENDED               YEAR ENDED
                                   OCTOBER 31, 1999         OCTOBER 31, 1998
                                  ------------------       ------------------
                                 AMOUNT       SHARES       AMOUNT      SHARES
                                 ------       ------       ------      ------
  Shares sold                  $   575,170    54,954     $1,481,940   125,151
  Shares issued to
    holders in reinvest-
    ment of dividends              455,884    43,349        623,029    53,852
  Shares redeemed               (1,808,854) (169,554)      (929,582)  (77,303)
                               -----------   -------     ----------   -------
  Net increase
    (decrease)                 $  (777,800)  (71,251)    $1,175,387   101,700
                               -----------   -------     ----------   -------
                               -----------   -------     ----------   -------

                                                    CLASS B
                                  -------------------------------------------
                                      YEAR ENDED               YEAR ENDED
                                   OCTOBER 31, 1999         OCTOBER 31, 1998
                                  ------------------       ------------------
                                 AMOUNT       SHARES       AMOUNT      SHARES
                                 ------       ------       ------      ------
  Shares sold                  $    73,469     6,783     $  588,321    50,892
  Shares issued
    to holders in
    reinvestment
    of dividends                    73,782     7,053        111,422     9,657
  Shares
    redeemed                      (475,964)  (45,323)      (308,658)  (25,827)
                               -----------   -------     ----------   -------
  Net increase
    (decrease)                 $  (328,713)  (31,487)    $  391,085    34,722
                               -----------   -------     ----------   -------
                               -----------   -------     ----------   -------

REGIONAL BANK FUND
                                                                 CLASS A
                                                           ------------------
                                                              PERIOD ENDED
                                                            OCTOBER 31, 1999
                                                           ------------------
                                                           AMOUNT      SHARES
                                                           ------      ------
  Shares sold                                             $15,891       1,578
  Shares issued
    to holders in
    reinvestment
    of dividends                                               70           7
  Shares
    redeemed                                              (11,346)     (1,116)
                                                         --------      ------
  Net increase                                           $  4,615         469
                                                         --------      ------
                                                         --------      ------

REIT FUND
                                                                 CLASS A
                                                           ------------------
                                                              PERIOD ENDED
                                                            OCTOBER 31, 1999
                                                           ------------------
                                                           AMOUNT      SHARES
                                                           ------      ------
  Shares sold                                             $889,960     87,799
  Shares issued
    to holders in
    reinvestment
    of dividends                                             7,465        776
  Shares
    redeemed                                                   (68)        (8)
                                                          --------     ------
  Net increase                                            $897,357     88,567
                                                          --------     ------
                                                          --------     ------

                                                                 CLASS B
                                                           ------------------
                                                              PERIOD ENDED
                                                            OCTOBER 31, 1999
                                                           ------------------
                                                           AMOUNT      SHARES
                                                           ------      ------
  Shares sold                                             $369,236     35,666
  Shares issued
    to holders in
    reinvestment
    of dividends                                             3,886        403
  Shares
    redeemed                                                    --         --
                                                          --------     ------
  Net increase                                            $373,122     36,069
                                                          --------     ------
                                                          --------     ------

4)   INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Funds for the period ended October 31, 1999, were as follows:

                                                  PURCHASES         SALES
                                                  ---------         -----
GROWTH FUND
     U.S. Government                              $       --     $    8,886
     Other                                         7,373,641      6,526,113
REGIONAL BANK FUND
     U.S. Government                              $       --     $       --
     Other                                                --             --
REIT FUND
     U.S. Government                              $       --     $       --
     Other                                         1,090,185          5,012

At October 31, 1999, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

GROWTH FUND
     Appreciation                                  $ 928,392
     (Depreciation)                                 (652,324)
                                                   ---------
     Net unrealized appreciation
        on investments                             $ 276,068
                                                   ---------
                                                   ---------

REIT FUND
     Appreciation                                  $     725
     (Depreciation)                                 (121,539)
                                                   ---------
     Net unrealized depreciation
       on investments                              $(120,814)
                                                   ---------
                                                   ---------

The Regional Bank Fund held only U.S. Treasury Bills as of the year ended October 31, 1999. The cost of the Treasury Bills equalled the book value, therefore there were no unrealized appreciation or depreciation.

At October 31, 1999, the cost of investments for federal income tax purposes for the Growth Fund, Regional Bank Fund, and the REIT Fund were $7,271,607, 50,848, and $1,262,433, respectively.

Transactions in call options written during the year ended October 31, 1999 for the Growth Fund were as follows:

                                                     NUMBER        PREMIUMS
                                                     ------        --------
Options outstanding at beginning of year                  --        $    --
Options written during the year                       30,200         60,809
Options expired                                      (10,600)       (29,665)
Options closed                                       (17,100)       (27,044)
                                                     -------        -------
Options outstanding at end of year                     2,500        $ 4,100
                                                     -------        -------
                                                     -------        -------

5)   INVESTMENT ADVISORY AND OTHER
     AGREEMENTS

Uniplan, Inc. is the Investment Adviser for the Growth Fund and the REIT Fund. Marshall Capital Management, Inc. was the Investment Adviser for the Regional Bank Fund.

Pursuant to their Advisory Agreements with the Funds, the Advisers are entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Funds' daily net assets.

The Trust has a distribution and servicing agreement with Adviser Dealer Services, Inc. (the "Distributor"). The Trust has adopted a Class A Servicing Fee Plan whereby the Funds pay the Distributor servicing fees of up to 0.25% annually, calculated as a percentage of each Fund's average daily net assets attributable to Class A shares. Pursuant to the Class B distribution and servicing agreement, the Funds are authorized to pay the Distributor a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of the Class B shares of each Fund and a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class B shares of each Fund.

If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.15% and 1.90% of average net assets for Class A and Class B shares respectively, the Advisers may waive or may reimburse the Funds for the amount of such excess. Accordingly, for the period ended October 31, 1999, the Advisers have waived and reimbursed the Growth Fund, Regional Bank Fund, and REIT Fund $125,020, $59,377, and $59,592, respectively.

The Distributor received front-end sales charges on Class A shares and contingent deferred sales charges on Class B shares of $0 and $0, respectively, for the year ended October 31, 1999. Firstar Mutual Fund Services, LLC serves as Transfer Agent, Administrator and Accounting services agent for the Fund. Firstar Bank N.A. serves as Custodian for the Fund.

6)   DISTRIBUTIONS

a) Twenty-nine percent of the dividends paid during the fiscal year ended October 31, 1999, for the Jefferson Growth Fund qualifies for the dividend received deduction available to corporate shareholders.

b) One hundred percent of the capital gain dividends to be paid are hereby designated as long term for tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS
OCTOBER 31, 1999

The Shareholders and Board of Trustees
The Jefferson Fund Group Trust

We have audited the accompanying statements of assets and liabilities of Jefferson Fund Group Trust (comprising, respectively, the Jefferson Growth and Income Fund, the Jefferson Regional Bank Fund, and the Jefferson REIT Fund), collectively referred to as the "Funds" including the schedules of investments as of October 31, 1999, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended and the financial highlights for each of the periods presented in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlight based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Jefferson Fund Group Trust as of October 31, 1999, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented in the three-year period then ended, in conformity with generally accepted accounting principles.

                                            /s/ KPMG LLP

Chicago, Illinois
December 3, 1999

                               INVESTMENT ADVISER
                                 Uniplan, Inc.
                           839 North Jefferson Street
                                   Suite 201
                              Milwaukee, WI 53202
                                 (800) 216-9785

                            ADMINISTRATOR, TRANSFER
                         AGENT & DIVIDEND PAYING AGENT
                       Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                   CUSTODIAN
                               Firstar Bank N.A.
                            615 East Michigan Street
                              Milwaukee, WI 53202

                                  DISTRIBUTOR
                         Adviser Dealer Services, Inc.
                              6000 Memorial Drive
                                Dublin, OH 43017

                                 LEGAL COUNSEL
                                Foley & Lardner
                            330 North Wabash Avenue
                                   Suite 3300
                               Chicago, IL 60611

                            INDEPENDENT ACCOUNTANTS
                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL 60601